EXHIBIT 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dorato Resources Inc. (the “Company”) on Form 20-F for the year ended January 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Kinley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2011

/s/ Anna Ladd
Anna Ladd
Chief Financial Officer